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                                                                  Exhibit 10.20

                                                          Contract No. 33209000






                     Firm Transportation Service Agreement
                               Rate Schedule TF-1

                                    between

                        COLORADO INTERSTATE GAS COMPANY

                                      and

                            PETROGLYPH ENERGY, INC.


                              Dated: JULY 1, 1998

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TF-1

------------------------------------------------------------------------------

    The Parties identified below, in consideration of their mutual promises, agree as follows:

1.  TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.  SHIPPER: PETROGLYPH ENERGY, INC.

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.  RATES AND SURCHARGES: As set forth in Exhibit "B."

8.  NEGOTIATED RATE AGREEMENT: N/A

9.  PEAK MONTH MDQ:

 MDQ (DTH/D)    EFFECTIVE DATE FROM IN-SERVICE DATE*
------------    ------------------------------------
        0         In-Service Date through year 3
    8,000         End of year 3  through year 4
   16,000         End of year 4 through year 13
    8,000         Year 14

* The "In-Service Date" of the Cucharas Lateral is defined as the first day of the month following the date the Cucharas Lateral is completed and in service.

(a) Shipper shall have the right, prior to an anniversary date of the In-Service Date to reduce or eliminate the increment of MDQ scheduled to go into effect on the upcoming anniversary date. Provided, however, (1) Shipper may do so only if it determines in good faith that it will not have sufficient Additional Available Production (as defined in Exhibit B, Note 1 [b]) to utilize the additional MDQ specified, and (2) Shipper must give Transporter notice whether it wishes to reduce or eliminate (and, if so, the new level of MDQ desired) or whether it wishes to maintain the MDQ at the scheduled level. Shipper shall provide such notice at least six months before the effective date of the applicable MDQ increment shown above. Within 30 days of Transporter's receipt of such notification, Transporter shall notify Shipper, as provided in subparagraph (b) below, whether the MDQ level desired by Shipper can be accommodated without the construction of additional facilities.

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(b) If, in order to accommodate any portion of the MDQ or any change in MDQ,
    Transporter is required to construct new facilities, Transporter's notice to Shipper provided for in subparagraph (a) above shall include such information and Transporter's estimate of the date when such additional facilities will be ready for service. Further, should Transporter determine that it is not economic to construct such facilities, such notice shall so state, notwithstanding any other provision of this Agreement.

    (1) The portion of the MDQ or MDQ change related to such required additional facilities shall not become effective until such additional facilities, if any, are in service; and

    (2) Should Transporter determine that it is not economic to construct such facilities, then such portion of the MDQ or MDQ change shall not become effective. In such event, Shipper shall have the options: (A) to increase the MDQ and/or the timing of schedule MDQ increases to a level which makes construction of additional facilities economic for Transporter; (B) postponing the MDQ increase or change; and/or (C) utilizing the Interruptible and/or Authorized Overrun services [as described in Exhibit B, Note 1(c)].

(c) Provided capacity is available without construction of additional facilities: (1) upon prior written notice to Transporter, Shipper may commence the term for the MDQ increments shown above at any time prior to the dates shows, and (2) Shipper shall have the right at any time during the term of this Agreement and following any relinquishment of any capacity by Shipper under this Agreement to regain such relinquished capacity.

(d) Transporter shall have the right to request Shipper to forego some or all the MDQ which has not yet become effective under the Above table. Transporter may make such request(s) at any such time(s) as Transporter receives other requests for service which Transporter determines may not be fully satisfied except by the use of some or all of the capacity covered by this Agreement. In the event that Transporter so requests Shipper to forego some of all of such MDQ, Shipper may agree to amend this Agreement to reduce the MDQ which is not yet effective as necessary to allow Transporter to provide capacity to other shippers. Shipper is under no obligation to agree to Transporter's request. However, to the extent that Transporter requests Shipper to relinquish some ora part of such MDQ, and Shipper does not agree to do so, then (except as provided in subparagraph (b) above) from the effective date of the request for service by other shipper(s) for the capacity which Transporter is not able to accommodate due to this Agreement, the portion of the MDQ under this Agreement that has not yet become effective and which Shipper has declined to reduce shall then become effective and the reservation charges associated therewith shall thereafter become applicable.

10. TERMS OF AGREEMENT: Unless terminated earlier in accordance with the terms of this Agreement, the term of this Agreement shall commence on the In-Service Date of the Cucharas Lateral and shall remain in effect for 14 years thereafter.

11. NOTICES, STATEMENTS, AND BILLS:
        TO SHIPPER:
               INVOICES FOR TRANSPORTATION:
                   Petroglyph Energy, Inc.
                   P.O. Box 1839
                   Hutchinson, Kansas  67504-1839
                   Attention: Theresa Sotomayor


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

               ALL NOTICES:
                   Petroglyph Energy, Inc.
                   P.O. Box 1839
                   Hutchinson, Kansas  67504-1839
                   Attention: Craig Saldin


           TO TRANSPORTER:
               See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: N/A

13. ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: Any conveyance or other assignment by Shipper, its successors or assigns of an interest in all or substantially all the leases or other gas rights underlying Available Production shall include an assignment of this Agreement to the extent of the interests conveyed. Shipper's rights and obligations under this Agreement shall not otherwise be assignable without Transporter's written consent, which consent shall not be unreasonably withheld. Shipper agrees to execute an instrument suitable for recording in the real property records of Huerfano and Las Animas counties reflecting this provision.

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                                 SHIPPER:

COLORADO INTERSTATE GAS COMPANY              PETROGLYPH ENERGY, INC.



By   /s/ Thomas L. Price                     By   /s/  S.K. Smith
    -------------------------------              -------------------------------
           Thomas L. Price
           Vice President
                                                  S.K. Smith
              Approved                       -----------------------------------
            for Execution                           (Print or type name)

         By  [illegible]                          Executive Vice President
           -----------------                 ----------------------------------
             Legal Dept.                            (Print or type title)


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

                                  EXHIBIT "A"

                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                            PETROGLYPH ENERGY, INC.

                              Dated: JULY 1, 1998



1.  Shipper's Maximum Delivery Quantity ("MDQ"): See Paragraph 9.


                                           PRIMARY POINT(S) OF         MAXIMUM RECEIPT
     PRIMARY POINT(S) OF RECEIPT            RECEIPT QUANTITY              PRESSURE
               (NOTE 1)                   (DTH PER DAY) (NOTE 2)          P.S.I.G.
--------------------------------------    ----------------------    --------------------
New meter station to be constructed by         Same as MDQ              At a pressure
Transporter in the north half of                                      sufficient to enter
Township 29S, Range 67W,                                             the Cucharas Lateral
Huerfano County, CO                                                   (up to the MAOP of
                                                                         the Cucharas
                                                                           Lateral)

                                           PRIMARY POINT(S) OF         MAXIMUM RECEIPT
     PRIMARY POINT(S) OF RECEIPT            RECEIPT QUANTITY              PRESSURE
               (NOTE 1)                       (DTH PER DAY)               P.S.I.G.
--------------------------------------    ----------------------    --------------------
            Dumas (Note 3)                     Same as MDQ                  650


NOTES: (1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

       (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

       (3) Shipper shall not be restricted from designating another delivery point(s) as Primary Delivery Point(s) should another point(s) become available during the term of this Agreement as specified in the Tariff. However, unless otherwise agreed, the rate for transportation service to another Point(s) of Delivery shall be Transporter's maximum rate.

                                  EXHIBIT "B"

                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                            PETROGLYPH ENERGY, INC.

                              Dated: JULY 1, 1998

   PRIMARY          PRIMARY         R1
 POINT(S) OF      POINT(S) OF   RESERVATION   COMMODITY                         FUEL
   RECEIPT         DELIVERY        RATE          RATE      TERM OF RATE     REIMBURSEMENT   SURCHARGES
--------------    -----------   -----------   ---------   ---------------   -------------   ----------
  New meter          Dumas       (Note 1)     (Note 1)     14 years from       (Note 2)      (Note 3)
station to be                                             In-Service Date
constructed by                                              of Cucharas
Transporter in                                                Lateral
the north half
 of Township
  29S, Range
    67W,
  Huerfano
 County, CO

   PRIMARY          PRIMARY         R1
 POINT(S) OF      POINT(S) OF   RESERVATION   COMMODITY                         FUEL
   RECEIPT         DELIVERY        RATE          RATE      TERM OF RATE     REIMBURSEMENT   SURCHARGES
--------------   -------------  -----------   ---------   ---------------   -------------   ----------
  New meter      Barbwire, Big   (Note 1)      (Note 1)    14 years from       (Note 2)      (Note 3)
station to be        Blue,                                In-Service Date
constructed by   Cattleguard,                               of Cucharas
Transporter in     Sherman                                    Lateral
the north half     County,
 of Township     Tannery, and
  29S, Range      Tumbleweed
    67W,
  Huerfano
 County, CO

    All               All        (Note 4)      (Note 4)    14 years from       (Note 2)      (Note 3)
                                                          In-Service Date
                                                            of Cucharas
                                                              Lateral

NOTES: (1) (a) Except as provided in subparagraph (b) below, the rate ("Fixed
               Rate") for all gas transported under this Agreement (up to the volume of the MDQ) shall be $.2877 per Dth on a 100 percent load factor basis plus fuel, L&U, GRI ( if applicable), and all other surcharges applicable to Transporter's Rate Schedule TF-1. Should Transporter's Maximum Rate as defined below, when computed on a 100% load factor basis exceed $0.2877 per Dth, except as provided in subparagraph (b) below, the Fixed Rate shall nevertheless be applicable. Should Transporter's Maximum Rate or rate components be set at a level such that Transporter is unable to collect the Fixed Rate, then Shipper

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
                agrees to an increase in the MDQ or to other lawful arrangements, such that the Parties are placed in the same economic position as if Transporter had collected the Fixed Rate.

            (b) Transporter and Shipper agree that no reserve dedication, well dedication, or acreage dedication exists. However, Transporter is agreeing to the Fixed Rate in recognition of Shipper's agreement to tender to Transporter for transportation under this Agreement:

                (1) Under that Firm Transportation Service Agreement between
                    Transporter and Shipper (CIG Contract No. 33206000), all Available Production (other than Local Consumption) up to the MDQ in Contract No. 33206000 as well as only Available Production; and

                (2) Under this Agreement, all additional Available Production
                    (other than Local Consumption) up the MDQ under this Agreement.

        For any period of time in which Shipper fails to satisfy both conditions (1) and (2) above (as well as the additional condition set forth in subparagraph (c) below, if applicable), then, at Transporter's option, the rate for service under this Agreement shall be the then-effective maximum reservation and commodity rates for firm transportation service under Transporter's Rate Schedule TF-1, plus fuel, L&U, GRI (if applicable), ACA and all other surcharges applicable to Transporter's Rate Schedule TF-1 ("Maximum Rate"). In addition, the rate for any volumes transported under this Agreement which do not qualify as Available Production shall, at Transporter's option, either be the Fixed Rate or the Maximum Rate. "Available Production" means the monthly average daily volume of gas produced from leases and lease positions owned, hereafter acquired or controlled by operation, by Shipper or a Shipper affiliate in the geographic area described on Exhibit "C" hereto, excluding lease use gas, line loss and gas used as gathering fuel. "Additional Available Production" means the volume of Available Production up to 32,000 Dth/day (other than the volume of Available Production up to the MDQ under Contract No. 33206000). "Local Consumption" means a volume of Available Production which Shipper delivers from its gathering system for local consumption. Should there exist Local Consumption, the 100% load factor rate for the first volumes transported by Transporter up to a volume equal to such Local Consumption shall be $.3122/Dth. Notwithstanding anything to the contrary in this Agreement, Shipper shall have the full and complete right to determine when and to what extent such leases and lease positions will be developed and gas produced therefrom.

                (c) Should Additional Available Production exceed the specified
                    MDQ level at any time (up to that volume of Additional Available Production which causes total Available Production to equal 32,000 Dth/day), as an additional condition to Shipper's right to receive the Fixed Rate, Shipper must either: (1) agree to an increase in the MDQ to accommodate such excess volume; or (2) tender such excess volume to Transporter for transportation as Interruptible volumes or as Authorized Overrun volumes. The rate for such Interruptible and Authorized Overrun services shall be $0.2877/Dth, plus fuel, L&U, GRI, if applicable, ACA and all other surcharges applicable to Transporter's Rate Schedules TI-1 and TF-1.

        (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

                                  EXHIBIT "C"

                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                            PETROGLYPH ENERGY, INC.

                              Dated: JULY 1, 1998


                           Geographic Area of Leases

T275S,     R67W
T28S,      R66W
T29S,      R66W
T30S,      R66W
T27S,      R68W
T28S,      R67W
T29S,      R67W
T30S,      R67W
T28S,      R68W
T29S,      R68W
T30S       R68W

All in Huerfano and Las Animas Counties, Colorado


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